UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 1999


                             COMMERCIAL ASSETS, INC.
               (Exact name of Company as specified in its charter)


                Delaware                      1-2262              84-1501789
     (State or other jurisdiction of     (Commission File       (IRS Employer
     incorporation or organization)          Number)         Identification No.)

   3410 South Galena Street, Suite 210                              80231
            Denver, Colorado                                      (Zip Code)
(Address of principal executive offices)

                                 (303) 614-9410
                (Company's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On June 30, 1999, Commercial Assets, Inc. (the "Company") acquired two manufactured home communities located near Phoenix, Arizona from Five Whites, L.L.C. and White Gregg, L.L.C. The communities consist of 304 developed homesites and 101 sites ready for homes. The developed homesites are 100% occupied.

The consideration for the communities was determined through arms-length negotiations with the sellers. Total consideration for the communities was $14,082,000, paid as follows:

o        $9,564,000 in cash and
o $4,518,000 in the form of a note payable which provides for three annual payments of principal and interest of $1,038,000, $2,000,000 and $2,207,000 and is secured by one of the communities.

The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain information included in this Report, the Company's Annual Report to Stockholders and other Company filings (collectively "SEC Filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC Filings) contains or may contain information that is forward looking, including, without limitation, statements regarding projections of the Company's future financial performance, cash flow, dividends and anticipated returns on real estate investments. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include: general economic and business conditions; interest rate changes; financing and refinancing risks; risks inherent in owning real estate or debt secured by real estate; future development rate of homesites; competition; the availability of real estate assets at prices which meet the Company's investment criteria; the Company's ability to reduce expense levels, implement rent increases and use leverage; and other risks set forth in the Company's Securities and Exchange Commission filings. Readers should carefully review the Company's financial statements and the notes thereto, as well as the risk factors described in the SEC Filings.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements

         Statement of Excess of Revenues Over Specific Operating Expenses of the La Casa Blanca Manufactured Home Communities for the Year Ended December 31, 1998 (audited) and the period from January 1, 1999 to March 31, 1999 (unaudited).

(b)      Pro Forma Financial Information

         Pro Forma Condensed Consolidated Balance Sheet of Commercial Assets, Inc. and Subsidiaries as of March 31, 1999.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Three Months Ended March 31, 1999.

         Pro Forma Condensed Consolidated Statement of Income of Commercial Assets, Inc. and Subsidiaries for the Year Ended December 31, 1998.

(c)      Exhibits

         Exhibit No.                                              Description

          10.14          Agreement  of Sale  dated  May 6,  1999,  between  Five
                         Whites,    L.L.C.   and   Community   Acquisition   and
                         Development Corporation

          10.14 (a)      Agreement  of Sale  dated May 6,  1999,  between  White
                         Gregg, L.L.C. and Community Acquisition and Development
                         Corporation

          10.14 (b)      Assignment  of  Agreement  of Sale dated June 28, 1999,
                         between    Community    Acquisition   and   Development
                         Corporation and CAX La Casa Blanca, L.L.C.

          10.14 (c)      Assignment  of  Agreement  of Sale dated June 28, 1999,
                         between    Community    Acquisition   and   Development
                         Corporation and CAX La Casa Blanca East, L.L.C.

          10.14 (d)      Promissory  Note  dated  June 30, 1999  between  CAX La
                         Casa Blanca East, L.L.C. and White Gregg, L.L.C.

           23            Consent of Independent Auditors - Ernst & Young LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMMERCIAL ASSETS, INC.


Date:  July 14, 1999
                                              By: /s/David M. Becker
                                                   David M. Becker
                                                   Chief Financial Officer

        Statement of Excess of Revenues Over Specific Operating Expenses

                  La Casa Blanca Manufactured Home Communities

                          Year ended December 31, 1998

                  La Casa Blanca Manufactured Home Communities

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1998





                                    Contents

Report of Independent Auditors..............................................   1
Statement of Excess of Revenues Over Specific Operating Expenses............   2
Notes to Statement of Excess of Revenues Over Specific Operating Expenses...   3

                         Report of Independent Auditors

Board of Directors and Stockholders
Commercial Assets, Inc.

We have audited the accompanying statement of excess of revenues over specific operating expenses of the La Casa Blanca Manufactured Home Communities (Note 1) for the year ended December 31, 1998. This statement is the responsibility of the management of the La Casa Blanca Manufactured Home Communities. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the community after acquisition by Commercial Assets, Inc. The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the community's revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of the La Casa Blanca Manufactured Home Communities for the year ended December 31, 1998 in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

June 15, 1999


                  La Casa Blanca Manufactured Home Communities

                         Statement of Excess of Revenues
                        Over Specific Operating Expenses



                                                                                                       Three Months
                                                                       Year ended December 31,             Ended
                                                                                1998                  March 31, 1999
                                                                     -------------------------------------------------------
                                                                                                        (Unaudited)
    Revenues
       Rental                                                                     $ 456,941                  $140,991
       Other                                                                        103,011                    31,376
                                                                     -------------------------------------------------------
                                                                                    559,952                   172,367

    Specific operating expenses
       Property operations and maintenance                                          249,576                    76,728
       Real estate taxes                                                             45,852                    11,463
                                                                     -------------------------------------------------------
                                                                                    295,428                    88,191
                                                                     -------------------------------------------------------

    Excess of revenues over specific operating expenses                           $ 264,524                  $ 84,176
                                                                     =======================================================



                                                                               2
See accompanying notes.

                  La Casa Blanca Manufactured Home Communities

                    Notes to Statement of Excess of Revenues
                        Over Specific Operating Expenses




1.  Organization and Significant Accounting Policies

Description of Properties

The La Casa Blanca Manufactured Home Communities (the "Communities") includes two separate manufactured home communities located in Apache Junction, Arizona. The Communities, which are under common management and control, have been summarized as follows:



                          Community                            Number of Units

                      La Casa Blanca                                 198
                      La Casa Blanca East                            207
                                                                     ---

                      Total                                          405
                                                                     ===


In June 1999, the communities were sold to Commercial Assets, Inc., a publicly traded real estate investment trust.


Basis of Accounting

The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and
Exchange Commission for real estate properties. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the statement of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement and accompanying notes. Actual results could differ from those estimates.

Item 7(b).


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                 (In thousands)
                                   (Unaudited)


                                                                    As Previously        Pro Forma          Pro Forma
                                                                      Reported          Adjustments          Results
                                                                  ------------------ ------------------ -------------------
ASSETS
Cash and cash equivalents                                             $      956         $       --         $      956
Short-term investments                                                    37,836            (21,374) (a)        16,462
Real estate, net                                                          21,206             25,892  (a)        47,098
Investment in participating mortgages                                      9,993                 --              9,993
Investment in real estate joint venture                                    1,304                 --              1,304
Investment in and notes receivable from Westrec                            4,011                 --              4,011
CMBS bonds                                                                 1,682                 --              1,682
Other assets, net                                                          1,248                 --              1,248
                                                                      ----------         ----------         ----------
      Total Assets                                                    $   78,236         $    4,518         $   82,754
                                                                      ==========         ==========         ==========

LIABILITIES
Secured long-term notes payable                                       $       --         $    4,518  (a)    $    4,518
Accounts payable and accrued liabilities                                   1,225                 --              1,225
Management fees payable to related parties                                   122                 --                122
                                                                      ----------         ----------         ----------
                                                                           1,347              4,518              5,865
                                                                      ----------         ----------         ----------

STOCKHOLDERS' EQUITY
Preferred stock                                                               --                 --                 --
Common stock                                                                 104                 --                104
Additional paid-in capital                                                76,874                 --             76,874
Dividends in excess of accumulated earnings                                  (89)                --                (89)
                                                                      ----------         ----------         ----------
                                                                          76,889                 --             76,889
                                                                      ----------         ----------         ----------
      Total Liabilities and Stockholders' Equity                      $   78,236         $    4,518         $   82,754
                                                                      ==========         ==========         ==========



       See Notes to Pro Forma Condensed Consolidated Financial Statements.


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                    As Previously       Pro Forma         Pro Forma
                                                                       Reported       Adjustments          Results
                                                                 -------------------------------------------------------
    RENTAL PROPERTY OPERATIONS
    Rental and other property revenues                                $     --          $    576  (b)    $    576
    Income from participating mortgages and leases                         587                --              587
    Property operating expenses                                             --              (269) (b)        (269)
                                                                      --------          --------         --------
    Income from property operations before depreciation                    587               307              894
    Depreciation                                                           (89)             (311) (c)        (400)
                                                                      --------          --------         --------
    Income from property operations                                        498                (4)             494
                                                                      --------          --------         --------

    Interest and other income                                              701              (360) (d)         341
    CMBS bonds revenue                                                      38                --               38
    General and administrative expenses                                   (133)               --             (133)
    Management fees paid to manager                                        (80)              (85) (e)        (165)
    Interest expense                                                        --               (79) (f)         (79)
                                                                      --------          --------         --------

    OPERATING INCOME                                                     1,024              (528)             496

    Acquisition fees paid to manager                                       (42)             (129) (g)        (171)
                                                                      --------          --------         --------

    NET INCOME                                                        $    982          $   (657)        $    325
                                                                      ========          ========         ========

    BASIC AND DILUTED EARNINGS PER SHARE                              $   0.09          $  (0.06)        $   0.03
                                                                      ========          ========         ========

    Weighted-Average Common Shares Outstanding                          10,364            10,364           10,364

    Weighted-Average Common Shares and Common Share Equivalents
       Outstanding                                                      10,365            10,365           10,365


       See Notes to Pro Forma Condensed Consolidated Financial Statements.


                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (In thousands, except per share data)
                                   (Unaudited)

                                                                    As Previously       Pro Forma         Pro Forma
                                                                       Reported       Adjustments          Results
                                                                 -------------------------------------------------------
    RENTAL PROPERTY OPERATIONS
    Rental and other property revenues                               $      --         $   2,161  (b)   $   2,161
    Income from participating mortgages and leases                         587                --              587
    Property operating expenses                                             --            (1,087) (b)      (1,087)
                                                                     ---------         ---------        ---------
    Income from property operations before depreciation                    587             1,074            1,661
    Depreciation                                                           (50)           (1,245) (c)      (1,295)
                                                                     ---------         ---------        ---------
    Income from property operations                                        537              (171)             366
                                                                     ---------         ----------       ---------

    Interest and other income                                            3,874            (1,616) (d)       2,258
    CMBS bonds revenue                                                     161                --              161
    General and administrative expenses                                   (420)               --             (420)
    Management fees paid to manager                                        (87)             (342) (e)        (429)
    Interest expense                                                        --              (316) (f)        (316)
                                                                     ---------         ---------        ---------

    OPERATING INCOME                                                     4,065            (2,445)           1,620

    Acquisition fees paid to manager                                      (124)             (171) (g)        (295)
    Costs related to potential marina investments                         (500)               --             (500)
                                                                     ---------         ---------        ---------

    NET INCOME                                                       $   3,441         $  (2,616)       $     825
                                                                     =========         =========        =========

    BASIC AND DILUTED EARNINGS PER SHARE                             $    0.33         $   (0.25)       $    0.08
                                                                     =========         =========        =========

    Weighted-Average Common Shares Outstanding                          10,357            10,357           10,357

    Weighted-Average Common Shares and Common Share Equivalents
       Outstanding                                                      10,372            10,372           10,372



       See Notes to Pro Forma Condensed Consolidated Financial Statements.

                    COMMERCIAL ASSETS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


The pro forma condensed consolidated balance sheet of the Company as of March 31, 1999, is presented as if all reportable acquisitions of manufactured home communities subsequent to March 31, 1999 had occurred on March 31, 1999. The pro forma condensed consolidated statements of income are presented assuming all reportable 1999 acquisitions had been completed: (i) on January 1, 1999 for the statement of income for the three months ended March 31, 1999; and (ii) on January 1, 1998 for the statement of income for the year ended December 31, 1998. In management's opinion, all adjustments necessary to reflect the acquisitions have been made. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998, the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 and Current Reports on Form 8-K dated March 31, 1999, April 21, 1999, April 30, 1999, May 7, 1999
and June 10, 1999.


The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a) Reflects the purchase of three manufactured home communities for $25,892,000. The Company sold short-term investments and paid $21,374,000 of the acquisition price in cash. The remaining $4,518,000 was in the form of deferred payments over three years discounted at a 7% per annum imputed interest rate.

(b)  Reflects   adjustment  for  the  revenues  and  property  expenses  of  the acquisitions of four manufactured home communities during 1999.

(c) Reflects depreciation of acquired assets on the straight-line basis over an estimated useful life of 25 years for land improvements and buildings.

(d) Eliminates the interest income at (i) 4.9% per annum for the three months ended March 31, 1999; and (ii) 5.5% per annum for the year ended December 31, 1998; on the short-term investments used to acquire the manufactured home communities.

(e) Reflects management fees payable to the Company's manager based upon 1% per annum of the average amount invested.

(f) Reflects interest expense at 7% on the present value of the deferred payments of the acquisition price for one community.

(g) Reflects acquisition fees paid to the Company's manager based upon 0.5% of the cost of the acquired communities.